Exhibit 99.1

               DPW HOLDINGS, INC.  PRESENTED BY:Milton “Todd” Ault, III, CEO and Chairman of the Board of Directors  Corporate Overview March 2018      Known as Digital Power Corporation prior to December 29, 2017  DPW Holdings, Inc. information cannot be disclosed or reprinted without prior written permission from DPW Holdings, Inc.

     Disclaimers  Safe Harbor  This presentation and other written or oral statements made from time to time by representatives of DPW Holdings, Inc. (sometimes referred to as “DPW”) contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements reflect the current view about future events. Statements that are not historical in nature, such as forecasts for the industry in which we operate, and which may be identified by the use of words like “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be,” "future" or the negative of these terms and other words of similar meaning, are forward-looking statements. Such statements include, but are not limited to, statements contained in this presentation relating to our business, business strategy, expansion, growth, products and services we may offer in the future and the timing of their development, sales and marketing strategy and capital outlook. Forward-looking statements are based on management’s current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed. We caution you therefore against relying on any of these forward-looking statements. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 (the “2016 Annual Report”) and other information contained in subsequently filed current and periodic reports, each of which is available on our website and on the Securities and Exchange Commission’s website (www.sec.gov). Any forward-looking statements are qualified in their entirety by reference to the factors discussed in the 2016 Annual Report. Should one or more of these risks or uncertainties materialize (or in certain cases fail to materialize), or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.Important factors that could cause actual results to differ materially from those in the forward looking statements include: a decline in general economic conditions nationally and internationally; decreased demand for our products and services; market acceptance of our products; the ability to protect our intellectual property rights; impact of any litigation or infringement actions brought against us; competition from other providers and products; risks in product development; inability to raise capital to fund continuing operations; changes in government regulation, the ability to complete customer transactions and capital raising transactions. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them.  We cannot guarantee future results, levels of activity, performance or achievements.  Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.All forecasts are provided by management in this presentation and are based on information available to us at this time and management expects that internal projections and expectations may change over time. In addition, the forecasts are entirely on management’s best estimate of our future financial performance given our current contracts, current backlog of opportunities and conversations with new and existing customers about our products.  DPW Holdings, Inc. information cannot be disclosed or reprinted without prior written permission from DPW Holdings, Inc.

 DPW Holdings, Inc.An Evolving Company    We have transitioned from being an innovative leader and supplier of advanced power products and solutions to our new business model as a diversified holding company. Our growth strategy is to acquire undervalued assets, disruptive technologies, sustainable solutions and impactful ventures to incubate and develop for long-term growth.We operate within a variety of industries such as commercial, defense/aerospace, industrial, telecom, medical, crypto-mining, hospitality, textile, and investment/corporate lending markets.Through our subsidiaries, we provide innovative technologies and services to companies seeking cutting-edge power products and solutions.  DPW Holdings, Inc. information cannot be disclosed or reprinted without prior written permission from DPW Holdings, Inc.

 OUR COMPANY        PUBLIC TRADE                 BUSINESS FOCUS  We are a holding company that through its subsidiaries design, manufacture and distribute highly efficient, high grade, high capacity, and standardized as well as custom power solutions to serve in the most demanding applications in the medical, military/defense, aerospace, crypt-mining and industrial/telecom segments.  OUR STRENGTH  We are an innovator in the fields of engineering, design and manufacturing of advanced power solutions. Our experience allows for rapid modifications to meet unique requirements with the highest efficient outcome serving our vertical markets.  We are a public company that trades on the NYSE American under the symbol DPW.             DPW Holdings, Inc.At a Glance    Headquartered in Silicon Valley, CA with design and operation centers in Fremont CA, Sonora CA, Shelton MA and Salisbury UK. We are evolving into a diversified holding company.  DPW Holdings, Inc. information cannot be disclosed or reprinted without prior written permission from DPW Holdings, Inc.

 Our Customers      Defense/Aerospace    Commercial            DPW Holdings, Inc. information cannot be disclosed or reprinted without prior written permission from DPW Holdings, Inc.

     Current Holding Structure     Symbol (DPW)  MTIX Ltd.  UK company Huddersfield Textile Machines  MTIX international  Hospitality Group    Digital Power North America  Gresham Power akaDigital Power Ltd.  Power-Plus Technical Distributors    Excelo – Professional Placement Agency    Companies Under Development  California Finance Lending License  DPW Holdings, Inc. information cannot be disclosed or reprinted without prior written permission from DPW Holdings, Inc.

DPW History

1969

Incorporated in November 1969.

1997

Initial public offering in 1997, initially traded on the AMEX and today on the NYSE American (symbol: DPW)

1998

Acquired Digital Power Ltd. (Gresham) located in Salisbury, UK; wholly-owned subsidiary serving the European and international markets.

2001

Entered into a strategic alliance with Telkoor Telecom Ltd. (symbol: TASE:TLKR)

2016

Philou Ventures acquires what was then 40.06% of DPW's shares from Telkoor Telecom Ltd.

2017

Acquired Microphase Corp. serving defense/ aerospace and commercial markets.

2017

Coolisys Technologies incorporated to focus on providing world-class technology solutions for industrial, crypto-mining, medical and defense markets.

Acquired Power-Plus Technical Distributors to enhance capabilities including value-added power solutions.

2018

Super Crypto Mining, Inc. incorporated to provide mining solutions, cloud offerings and mining equipment sales.

Digital Power Lending secures a California Finance Lenders License

DPW Holdings, Inc. information cannot be disclosed or reprinted without prior written permission from DPW Holdings, Inc.

 Coolisys Portfolio  Digital Power designs, manufactures and markets flexible configurable power supply solutions for the most demanding applications in the crypto-mining, telecom, medical, industrial and military markets.  Power-Plus is a value-added authorized technical distributor for a large number of power supply lines, components and accessories including UPS systems, fans, filters, line cords, and other power-related components.  Microphase designs, develops and manufactures state-of-the-art radio frequency, microwave components, devices, subsystems and integrated modules for wireless, defense, aerospace, satellite, and homeland/global security markets.  Gresham Power Electronics designs and manufactures power conversion and distribution equipment focusing on solutions for the Naval sector. Gresham also provides high density and customized power solutions for commercial markets.  Power Solutions Group    Defense & Aerospace Group  DPW Holdings, Inc. information cannot be disclosed or reprinted without prior written permission from DPW Holdings, Inc.

 Digital Power is an innovative leader and supplier of cutting-edge power product solutions for medical, industrial, defense and crypto-mining markets.We are recognized throughout the industry for flexible, feature-rich, cutting-edge and top-quality products to meet the most demanding military applications.We are a leading innovator in the design and manufacture of advanced resonant topologies for standard and custom power solutions.We utilize Synchronous Rectifier output using digital signal processing control for the most flexible and high-efficient implementations.We are a leading provider of highly efficient, high-density power solutions.We develop, manufacture and modify rugged and unique products for commercial and medical markets.We provide custom, modified and standard product solutions to our customers leveraging our scalable low-leakage, superior efficiency power technology.    Digital Power Operations  DPW Holdings, Inc. information cannot be disclosed or reprinted without prior written permission from DPW Holdings, Inc.

Microphase Corporation

Founded in 1955 – 62+ years of military grade R/F and microwave technology development now targeting high growth markets.



- Market leader and trusted supplier of advanced radio frequency (RF) / Microwave products and solutions to U.S. DoD and defense/aerospace OEMs.
- Secure facilities – Secret (Classified Confidential)
- Provides proprietary advanced technology solutions for mission critical applications for tactical communications, airborne radar, electronic warfare and missile guidance systems.
- Flagship products include:
  - Detector Log Video Amplifiers (DLVAs)
  - Successive Detector Log Video Amplifiers (SDLVAs)
  - High frequency RF and microwave filters
  - Channelized receivers
  - Telemetry transmitters
  - Integrated multifunction assemblies
  - New initiatives for 2018 include 5g wireless upgrade



DPW Holdings, Inc. information cannot be disclosed or reprinted without prior written permission from DPW Holdings, Inc.

 Gresham Power Electronics is the trade name of Digital Power Ltd.Gresham designs and manufactures a variety of world-class, advanced power solutions for the Defense and Commercial markets.Our primary product lines are power conversion and distribution equipment for the naval sector and other military applications with equipment installed on virtually all of the Royal Navy’s submarine and surface fleet and on many other naval fleets.We offer standard, commercial off the shelf (COTS) and application-specific solutions for a wide range of client needs for all the markets we serve.Gresham is an industry leading manufacturer of advanced power supply products and power distribution systems focused on offering our customers and OEMs best-fit technical and commercial solutions for their power supply requirements.    Digital Power Limited (Gresham Power)  DPW Holdings, Inc. information cannot be disclosed or reprinted without prior written permission from DPW Holdings, Inc.

 Power-Plus is a demand-creation business that is engineering-focused on bringing customers innovative power solutions ranging from standard, modified-standard to value-added and fully-customized solutions.We utilize an extensive network of professional, technically-oriented manufacturer representatives and industrial distributors across the U.S., who are fully supported by regional sales management and backed by our centralized team of power experts.Power-Plus designs, manufactures and distributes power solutions for virtually every industry and application.We are highly specialized in designing and developing creative value-added, “Plug-and-Play” power solutions that span a wide range of configurations and functions that save customers time and money and are production-ready right out of the box.    Power-Plus Technical Distributors        DPW Holdings, Inc. information cannot be disclosed or reprinted without prior written permission from DPW Holdings, Inc.

       High voltage, high-frequency electrical discharge plasma and laser energy to enhance textiles. Atmospheric pressure, inserted gases with a combination of plasma and photonic energy to effect material synthesis.   Key features:“Green technology” impact investment.Dry process.Significant reduction of environmental impact (energy, chemicals, water, greenhouse gas).Significant cost saving and performance improvements.In addition to providing a finishing platform free of toxic chemicals, independent studies have shown MLSE reduces water consumption by 75.5%, reduces greenhouse gas over baseline by 90.9% and reduces chemical use by 94.8%.   MTIX: Multiplexed Laser Surface Enhancement (MLSE®) system    DPW Holdings, Inc. information cannot be disclosed or reprinted without prior written permission from DPW Holdings, Inc.

 Digital Power Lending (DPL) provides secured and unsecured debt financing for public and private companies. These loans will typically have 6-12 months maturity, and range from $250k to $5 million. We utilize our employees’ extensive track record of investment banking and network of family offices and hedge funds to share deal flow and cross pollinate investment opportunities within our network.DPL was organized in November of 2016 and secured a California Finance Lenders License #60DBO-77905 on February 23, 2018 to provide capital financing internally to subsidiaries and divisions of DPW as well as unaffiliated businesses that qualify pursuant to its investment criteria.DPL operates under current state and local exemptions for active lending.DPL is a fintech company and will develop a network of cryptocurrency ATMS, first in California, and anticipate later, nationwide.We plan on operating a longfin site, entering into curated blockchain lending.     Digital Power Lending  DPW Holdings, Inc. information cannot be disclosed or reprinted without prior written permission from DPW Holdings, Inc.

 Established mining on the top 10 crypto-currencies.Goal of having 10,000 miners working at multiple locations.We decided to concentrate on electricity. We have purchased a Hydroelectric Dam and the property in NY as a lower-cost power solution supporting a portion of our mining business. We are leveraging our engineering expertise and existing global facilities (high-security defense business locations) to secure our mining farms and co-locations to achieve our goals for 2018 as rapidly as possible.Provide products and services including consumers participating in cloud mining and provide power supplies, rigs and servers for crypto-mining.    Super Crypto Mining  DPW Holdings, Inc. information cannot be disclosed or reprinted without prior written permission from DPW Holdings, Inc.

 As previously stated, we are committed to making strategic mergers and acquisitions that we believe will maximize shareholder value. We are in active negotiations with companies in commercial defense, hospitality and crypto-mining with acquisitions of Enertec and Flexisphere currently pending.We continue to seek opportunities that we see as undervalued assets and emerging technologies. We will continue to acquire companies that increase the performance and value of our existing business units, working smarter as we leverage efficiencies to drive performance.    New Acquisitions  DPW Holdings, Inc. information cannot be disclosed or reprinted without prior written permission from DPW Holdings, Inc.

Roadmap

2016 Achievements

- Created Digital Power Lending, LLC

2017 Achievements

- Acquired Microphase Corporation
- Created Coolisys Technologies, Inc.
- Digital Power Lending, LLC began lending in the Hospitality Group
- Acquired Power-Plus Technical Distributors, LLC
- Created Excelo, LLC
- Established crypto-currency division

2018 Focus

- Anticipated acquisitions – we have pending acquisitions in commercial defense and crypto-mining.
- Leveraging efficiencies between existing companies.
- Growing exciting business to increase revenue and generate income
- Continue on our shareholder-centric approach through 2018 and beyond
- Incorporated Super Crypto Mining, Inc., a Delaware corporation, our most recently formed wholly-owned subsidiary.

DPW Holdings, Inc. information cannot be disclosed or reprinted without prior written permission from DPW Holdings, Inc.

Thank You  DPW Holdings, Inc. information cannot be disclosed or reprinted without prior written permission from DPW Holdings, Inc.